Exhibit 99.1a(14)

                       TD ASSET MANAGEMENT USA FUNDS INC.

                             ARTICLES SUPPLEMENTARY

      TD Asset Management USA Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "SDAT") that:

      FIRST: Under a power contained in Article V of the charter (the "Charter") of the Corporation, by resolutions duly adopted by the Board of Directors:

      A. 3,000,000,000 authorized but unissued shares of TDAM U.S. Government Portfolio - Investor Class are hereby reclassified as shares of TDAM Institutional Money Market Fund - Institutional Commercial Class, a new class of the TDAM Institutional Money Market Fund, a series of the Corporation, with all such shares having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption (a) of shares of the existing classes of the TDAM Institutional Money Market Fund and (b) as set forth in any other provisions of the Charter relating to the Common Stock, par value $.0001 per share (the "Common Stock"), of the Corporation generally; and

      B. 1,000,000,000 authorized but unissued shares of TDAM U.S. Government Portfolio - Investor Class and 2,000,000,000 authorized but unissued shares of TDAM U.S. Government Portfolio - Class A are hereby reclassified as shares of TDAM Institutional U.S. Government Fund - Institutional Commercial Class, a new class of the TDAM Institutional U.S. Government Fund, a series of the Corporation, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption (a) of shares of the existing classes of the TDAM Institutional U.S. Government Fund and (b) as set forth in any other provisions of the Charter relating to the Common Stock generally.

      SECOND: Under a power contained in Article V of the Charter, by resolutions duly adopted by the Board of Directors:

      6,000,000,000 authorized but unissued shares of TDAM Money Market Portfolio - Class A are hereby reclassified and designated as additional shares of TDAM Money Market Portfolio - Investor Class, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of TDAM Money Market Portfolio - Investor Class as set forth in the Charter.

      THIRD: Immediately prior to foregoing the reclassification and designation shares of Common Stock, the Corporation had 100,000,000,000 shares of Common Stock, classified and designated as follows:

--------------------------------------------------------------------------------
Series and Class                                                Number of Shares
--------------------------------------------------------------------------------
TDAM Money Market Portfolio - Investor Class                      11,000,000,000
TDAM Money Market Portfolio - Class A                             14,000,000,000
TDAM Money Market Portfolio - Premium Class                        6,000,000,000
TDAM Money Market Portfolio - Select Class                         2,000,000,000
--------------------------------------------------------------------------------
TDAM U.S. Government Portfolio - Investor Class                   12,000,000,000
TDAM U.S. Government Portfolio - Class A                           8,000,000,000
--------------------------------------------------------------------------------
TDAM Municipal Portfolio - Investor Class                          5,000,000,000
TDAM Municipal Portfolio - Class A                                 5,000,000,000
--------------------------------------------------------------------------------
TDAM New York Municipal Money Market Portfolio -                   8,000,000,000
Investor Class
TDAM New York Municipal Money Market Portfolio -                   2,000,000,000
Class A
--------------------------------------------------------------------------------
TDAM California Municipal Money Market Portfolio -                 8,000,000,000
Investor Class
TDAM California Municipal Money Market Portfolio -                 2,000,000,000
Class A
--------------------------------------------------------------------------------
TDAM Short-Term Investment Fund                                    3,000,000,000
--------------------------------------------------------------------------------
TDAM Short-Term Bond Fund                                          5,000,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series and Class                                                Number of Shares
--------------------------------------------------------------------------------
TDAM Institutional Money Market Fund -                             3,000,000,000
Institutional Class
TDAM Institutional Money Market Fund -                             2,000,000,000
Institutional Service Class
--------------------------------------------------------------------------------
TDAM Institutional U.S. Government Fund -                          2,000,000,000
Institutional Class
TDAM Institutional U.S. Government Fund -                          2,000,000,000
Institutional Service Class
--------------------------------------------------------------------------------

      FOURTH: After the reclassification and designation of the shares of Common
Stock   pursuant  to  these  Articles   Supplementary,   the   Corporation   has
100,000,000,000 shares of Common Stock, classified and designated as follows:

--------------------------------------------------------------------------------
Series and Class                                                Number of Shares
--------------------------------------------------------------------------------
TDAM Money Market Portfolio - Investor Class                      17,000,000,000
TDAM Money Market Portfolio - Class A                              8,000,000,000
TDAM Money Market Portfolio - Premium Class                        6,000,000,000
TDAM Money Market Portfolio - Select Class                         2,000,000,000
--------------------------------------------------------------------------------
TDAM U.S. Government Portfolio - Investor Class                    8,000,000,000
TDAM U.S. Government Portfolio - Class A                           6,000,000,000
--------------------------------------------------------------------------------
TDAM Municipal Portfolio - Investor Class                          5,000,000,000
TDAM Municipal Portfolio - Class A                                 5,000,000,000
--------------------------------------------------------------------------------
TDAM New York Municipal Money Market Portfolio -                   8,000,000,000
Investor Class
TDAM New York Municipal Money Market Portfolio -                   2,000,000,000
Class A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series and Class                                                Number of Shares
--------------------------------------------------------------------------------
TDAM California Municipal Money Market Portfolio -                 8,000,000,000
Investor Class
TDAM California Municipal Money Market Portfolio -                 2,000,000,000
Class A
--------------------------------------------------------------------------------
TDAM Short-Term Investment Fund                                    3,000,000,000
--------------------------------------------------------------------------------
TDAM Short-Term Bond Fund                                          5,000,000,000
--------------------------------------------------------------------------------
TDAM Institutional Money Market Fund -                             3,000,000,000
Institutional Class
TDAM Institutional Money Market Fund -                             2,000,000,000
Institutional Service Class
TDAM Institutional Money Market Fund -                             3,000,000,000
Institutional Commercial Class
--------------------------------------------------------------------------------
TDAM Institutional U.S. Government Fund -                          2,000,000,000
Institutional Class
TDAM Institutional U.S. Government Fund -                          2,000,000,000
Institutional Service Class
TDAM Institutional U.S. Government Fund -                          3,000,000,000
Institutional Commercial Class
--------------------------------------------------------------------------------

      FIFTH: The shares Common Stock described above have been reclassified and designated by the Board of Directors under the authority contained in the Charter.

      SIXTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

      SEVENTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

      IN  WITNESS   WHEREOF,   the   Corporation   has  caused  these   Articles
Supplementary to be signed in its name and on its behalf by its President and attested by its Secretary as of this 24th day of September, 2007.

ATTEST:                              TD ASSET MANAGEMENT USA FUNDS INC.

/s/ Kerry Reilly                     By: /s/ David A. Hartman
-----------------------------            ---------------------------------------
Kerry Reilly                             David A. Hartman
Secretary                                President